Exhibit 99.8

LETTER OF TRANSMITTAL AND ELECTION FORM

ZYMEWORKS INC.

PART 1 OF THIS FORM:	COMPLETE PART 1 OF THIS FORM IF YOU WISH TO RECEIVE ONLY DELAWARE COMMON STOCK.

PART 2 OF THIS FORM:	COMPLETE PART 2 OF THIS FORM IF YOU WISH TO RECEIVE EXCHANGEABLE SHARES OR A COMBINATION OF EXCHANGEABLE SHARES AND DELAWARE COMMON STOCK.

AS PROVIDED IN THE PROXY STATEMENT/PROSPECTUS, IF YOU ARE AN ELIGIBLE HOLDER, YOU MAY MAKE AN ELECTION IN PART 2 OF THIS FORM AS TO THE CONSIDERATION SHARES THAT YOU WILL BE ENTITLED TO RECEIVE UNDER THE ARRANGEMENT. IN ORDER FOR YOUR ELECTION TO BE EFFECTIVE, PART 2 OF THIS FORM MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY, COMPUTERSHARE TRUST COMPANY, N.A., PRIOR TO THE ELECTION DEADLINE AS INSTRUCTED IN PART 2 OF THIS FORM.

THIS FORM IS REQUIRED BY ALL REGISTERED HOLDERS OF COMMON SHARES OF ZYMEWORKS INC. YOU ONLY NEED TO COMPLETE PART 1 OR PART 2 OF THIS FORM, NOT BOTH. THE INSTRUCTIONS IN EACH PART OF THIS FORM SHOULD BE READ CAREFULLY BEFORE COMPLETING EITHER PART.

YOU ARE STRONGLY URGED TO READ THE PROXY STATEMENT/PROSPECTUS THAT WAS MAILED SEPARATELY, INCLUDING THE APPENDICES ATTACHED THERETO AND THE DOCUMENTS INCORPORATED THEREIN BY REFERENCE, BEFORE COMPLETING PART 1 OR PART 2 OF THIS FORM.

GENERAL INFORMATION FOR ALL ZYMEWORKS SHAREHOLDERS

This Letter of Transmittal and Election Form (“Form”) is for use by registered holders of common shares without par value of Zymeworks (“Zymeworks Common Shares”) in connection with the proposed arrangement of Zymeworks under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Arrangement”) involving, among other things, the acquisition by Parent either directly, or indirectly through ExchangeCo (an indirect wholly-owned subsidiary of Parent), of all of the Zymeworks Common Shares (other than those which are acquired by Zymeworks directly from any Dissenting Shareholders), all as more fully described in the Proxy Statement/Prospectus dated [XX], 2022 (the “Proxy Statement/ Prospectus”). Capitalized terms used but not defined in this Form have the respective meanings set out in the Proxy Statement/Prospectus.

The Arrangement will result in Parent and ExchangeCo acquiring all of the issued and outstanding Zymeworks Common Shares (other than those held by Dissenting Shareholders) in exchange for the following, as applicable (the “Consideration Shares”):

(a)	Delaware Common Stock on a one-for-one basis; or

Zymeworks Inc. Letter of Transmittal and Election Form

(b)

Exchangeable Shares on a one for one basis, or a mix of Exchangeable Shares and Delaware Common Stock (in such aggregate number as the Zymeworks Common Shares exchanged for them), but subject to a cap on the aggregate number of Exchangeable Shares issued to all Eligible Holders that is equal to 18% of (i) the number of Zymeworks Common Shares issued and outstanding, less (ii) the number of Zymeworks Common Shares held by any Zymeworks Shareholders who exercise their Dissent Rights (the “Exchangeable Share Cap”).

In no event shall any Zymeworks Shareholder be entitled to a fractional share of Delaware Common Stock or a fractional Exchangeable Share pursuant to the Arrangement. No fractional Consideration Shares, or any certificates, scrip, electronic record or book entry representing fractional Consideration Shares, shall be issued to any Zymeworks Shareholder under the Arrangement. Any fractional Consideration Shares to be issued in connection with the Arrangement shall be rounded down to the nearest whole number of Consideration Shares, and no payment or other adjustment shall be made with respect to the fractional interest so disregarded.

Completion of the Arrangement is subject to the satisfaction or waiver of certain conditions. No payment of any Consideration Shares will be made prior to the Effective Time.

All elections and deposits made under this Letter of Transmittal and Election Form are irrevocable except that all Letter of Transmittal and Election Forms will be automatically revoked if the Depositary is notified in writing by Zymeworks that the Arrangement has been terminated prior to its implementation.

The undersigned acknowledges and understands that, in order to receive the Consideration Shares the undersigned is entitled to receive under the Arrangement, either Part 1 or Part 2 of this Form, duly completed and signed in accordance with the instructions set out below, together with all other required documentation, and the certificate(s), if any, representing the Zymeworks Common Shares must be deposited with the Depositary as set forth in this Form. Upon receipt and deposit of such materials, the Depositary will, following the completion of the Arrangement, send to the undersigned, in accordance with the instructions given below, written evidence of the book entry issuance of the Delaware Common Stock and/or Exchangeable Shares, as applicable, that the undersigned is entitled to receive for the Zymeworks Common Shares deposited hereunder. Any Delaware Common Stock or Exchangeable Shares, as applicable, issued as the Consideration Shares for the Zymeworks Common Shares deposited hereunder will be issued in the name of the Zymeworks Shareholder as it appears in Step 1 of Part 1 of this Form or Part 2 of this Form, as applicable.

Zymeworks Inc. Letter of Transmittal and Election Form

PART 1	COMPLETE PART 1 OF THIS FORM IF YOU WISH TO RECEIVE ONLY DELAWARE COMMON STOCK

TO:	ZYMEWORKS INC. (“Zymeworks”)
AND TO:	ZYMEWORKS DELAWARE INC. (“Parent”)
AND TO:	ZYMEWORKS EXCHANGECO LTD. (“ExchangeCo”)
AND TO:	COMPUTERSHARE TRUST COMPANY N.A. (“Depositary”)

This Form is for use by registered Zymeworks Shareholders only. If you are a non-registered Zymeworks Shareholder, meaning your Zymeworks Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee, you should contact that nominee for instructions and assistance in delivering your Zymeworks Common Shares.

This Part 1 consists of Steps 1-4. All registered Zymeworks Shareholders are required to complete Steps 1 and 2. Steps 3 and 4 need only be completed as provided in Instructions 5 and 6 to this Part 1. In addition, all registered Zymeworks Shareholders must complete Box A in Step 1 and should complete and submit either a Form W-9 or the appropriate Form W-8. See Instruction 11.

The undersigned Zymeworks Shareholder covenants, represents and warrants that: (i) such Zymeworks Shareholder is the registered owner of the Zymeworks Common Shares being deposited hereunder and has good title to such shares; (ii) the Zymeworks Common Shares being deposited hereunder are free and clear of all hypothecs, liens, charges, encumbrances, mortgages, security interests and adverse claims; (iii) such Zymeworks Shareholder has full power and authority to execute and deliver this Part 1 of the Form and to deposit, sell, assign, transfer and deliver the Zymeworks Common Shares being deposited hereunder and, when the Consideration Shares to which such Zymeworks Shareholder is entitled under the Arrangement are received, Parent will acquire good title to such Zymeworks Common Shares free and clear of any hypothecs, liens, charges, encumbrances, mortgages and security interests and none of Zymeworks, Parent or ExchangeCo or any successors thereto will be subject to any adverse claim in respect of such Zymeworks Common Shares; (iv) all information inserted into Part 1 of this Form by such Zymeworks Shareholder is accurate; (v) the Zymeworks Common Shares being deposited hereunder have not been sold, assigned or transferred nor has any agreement been entered into to sell, assign or transfer any such Zymeworks Common Shares to any person other than Parent; (vi) such Zymeworks Shareholder will execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the exchange of certificate(s) representing Zymeworks Common Shares for the Consideration Shares such Zymeworks Shareholder is entitled to receive; (vii) all authority conferred or agreed to be conferred by such Zymeworks Shareholder herein may be exercised during any subsequent legal incapacity of such Zymeworks Shareholder and shall survive the death, incapacity, bankruptcy or insolvency of such Zymeworks Shareholder and all obligations of such Zymeworks Shareholder herein shall be binding upon any heirs, personal representatives, successors and assigns of such Zymeworks Shareholder; (viii) such Zymeworks Shareholder will not transfer or permit to be transferred any of the deposited Zymeworks Common Shares; and (ix) none of Parent, ExchangeCo and Zymeworks nor any of their directors, officers, advisors or representatives are responsible for the proper completion of Part 1 of this Form. The covenants, representations and warranties of the undersigned Zymeworks Shareholder herein contained shall survive the completion of the Arrangement.

The undersigned acknowledges and agrees that Part 1 of this Form is not, and shall not be construed as, a proxy granted for use at the Special Meeting and that Part 1 of this Form shall not serve to revoke any proxy for use at the Special Meeting previously conferred or agreed to be conferred by the undersigned (whether as agent, attorney-in-fact, attorney, proxy or otherwise) at any time with respect to the Zymeworks Common Shares deposited hereunder. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, except a proxy granted for use at the Special Meeting, has been or will be granted with respect

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

to the Zymeworks Common Shares deposited hereunder. Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal and Election Form will survive the death or incapacity of the undersigned and any obligations of the undersigned hereunder are binding upon the heirs, legal representatives, successors and assigns of the undersigned.

Unless otherwise indicated below in Steps 3 and 4, the undersigned instructs the Depositary to mail written evidence of the book entry issuance of the Delaware Common Stock the undersigned is entitled to receive in exchange for the Zymeworks Common Shares deposited hereunder to the undersigned at the address of the undersigned as shown on the register of Zymeworks Shareholders maintained by the transfer agent for the Zymeworks Common Shares.

All deposits made under Part 1 of this Form are irrevocable and may not be withdrawn by a Zymeworks Shareholder except that all Forms will be automatically revoked if the Depositary is notified in writing by Zymeworks that the Arrangement has been terminated prior to its implementation. If the Arrangement is not completed for any reason, the certificate(s) representing the Zymeworks Common Shares deposited hereunder and all other ancillary documents will be returned to the undersigned by mail at the address of the undersigned as shown on the register of Zymeworks Shareholders maintained by the transfer agent for the Zymeworks Common Shares unless the undersigned completes Steps 3 and 4, in which case such Zymeworks Common Shares and other documents will be mailed to the undersigned at the address specified in Step 3. The undersigned recognizes that none of Zymeworks, Parent, ExchangeCo or the Depositary has any obligation or authority pursuant to the instructions given below to transfer any Zymeworks Common Shares from the name of the registered Zymeworks Shareholder thereof if the Arrangement is not completed.

As of the completion of the Arrangement following the Effective Time, the undersigned will cease to be a holder of Zymeworks Common Shares and to have any rights as a holder of Zymeworks Common Shares other than the right to receive the Consideration Shares in accordance with the Plan of Arrangement upon delivery of Part 1 of this Form together with the certificate(s), if any, representing such Zymeworks Common Shares and all other required documentation to the Depositary. The undersigned acknowledges and agrees that under no circumstance will interest accrue or be paid on the Consideration Shares which the undersigned is entitled to receive under the Arrangement.

The undersigned acknowledges and understands that the Plan of Arrangement provides that any certificate which immediately prior to the Effective Time represented Zymeworks Common Shares that were transferred pursuant to the Plan of Arrangement and not duly surrendered (or, if such Zymeworks Common Shares are held in book-entry or other uncertificated form, were not surrendered through a book-entry surrender of such Zymeworks Common Shares on a book-entry account statement by the transfer agent), with all other required documents, by the day that is three years less one day from the Effective Date shall cease to represent a claim or interest of any kind or nature against Zymeworks, Parent, ExchangeCo or any of their respective affiliates. On such date, all Consideration Shares to which such former Zymeworks Shareholder was ultimately entitled shall be deemed to have been surrendered for no consideration to Parent or ExchangeCo, as applicable, by the Depositary and the Delaware Common Stock forming part of such Consideration Shares shall be deemed to be cancelled. Therefore, all registered Zymeworks Shareholders who wish to receive only Delaware Common Stock in the Arrangement should properly complete and execute Part 1 of this Form and return it, together with the certificate(s), if any, representing their Zymeworks Common Shares and all other required documentation, to the Depositary.

In addition, a registered Zymeworks Shareholder who wishes to receive only Delaware Common Stock under the Arrangement who does not properly complete and execute Part 1 of this From and deposit it, together with the certificate(s) representing their Zymeworks Common Shares, if any, and all other required

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

documentation, with the Depositary will not be recorded on the register of holders of Delaware Common Stock, nor will they be entitled to vote with respect to any Delaware Common Stock, or receive any dividend or other distribution declared or made after the Effective Time with respect to Delaware Common Stock with a record date after the Effective Time, unless and until they do so. Subject to applicable Law and to the withholding provisions of the Plan of Arrangement, at the time of such compliance there shall, in addition to the delivery of Consideration Shares to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time so paid with respect to such Delaware Common Stock or Exchangeable Shares, if any.

Parent, Zymeworks, the Depositary and any other Person that has any withholding obligation with respect to any amount paid or deemed to be paid under the Plan of Arrangement shall be entitled to deduct and withhold, or direct Parent, Zymeworks or the Depositary to deduct and withhold on their behalf, from any amount or consideration paid, deemed paid or otherwise deliverable to any Person under the Plan of Arrangement, such amounts as Parent, Zymeworks, the Depositary and any such other Person, acting reasonably, are required or reasonably believed to be required to be deducted or withheld with respect to such payment or deemed payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986, as amended, or any provision of any other tax law in accordance with the withholding provisions of the Plan of Arrangement.

The undersigned, by using Part 1 of this Form, is deemed to have required that any contract evidencing the Arrangement, as well as all documents related thereto, be exclusively in the English language. Le soussigné, en utilisant cette lettre d’envoi et formulaire de choix, est considéré avoir exigé que tout contrat démontrant l’Arrangement, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

PLEASE CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND THE INSTRUCTIONS SET OUT BELOW BEFORE COMPLETING PART 1 OF THIS ELECTION FORM.

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

Step 1 – DESCRIPTION OF ZYMEWORKS COMMON SHARES DEPOSITED

All registered Zymeworks Shareholders completing Part 1 of the Form must complete this Step 1.

Provide the following information with respect to the Zymeworks Common Shares deposited hereunder:

DESCRIPTION OF SHARES
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on certificate(s))			Shares Surrendered (Attach additional list if necessary)
ACCOUNT NUMBER MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 TOT SHARES <<tot_shrs>>	Certificate Number(s)*	Number of Shares Represented by Certificate (s)*	Total Number of Shares Represented by Book Entry (electronic form)	Number of Shares **

Total Shares

Notes:

(1)	If the space above is insufficient to list all certificates, please attach a separate schedule to Part 1 of this Form as outlined in Instruction 3.
(2)

The total of the number of Zymeworks Common Shares listed in the table above must equal the total number of Zymeworks Common Shares represented by book-entry or certificate(s) enclosed with Part 1 of this Form.

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

BOX A

TO BE COMPLETED BY ALL ZYMEWORKS SHAREHOLDERS COMPLETING PART 1 OF

THE FORM BY SELECTING ONE BOX BELOW

(See Instruction 11)

Indicate whether or not you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.

☐	The person signing this Letter of Transmittal and Election Form represents that he/she/it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐	The person signing this Form is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any holder of Zymeworks Common Shares that is a U.S. Person for Tax Purposes as described in Instruction 11.

If you are a U.S. Shareholder, you must complete the Form W-9 included herein, as provided in Instruction 11.

If you are not a U.S. Shareholder, you must complete the appropriate Form W-8, which can be obtained at www.irs.gov. See Instruction 11.

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

Step 2 — AUTHORIZATION

All registered Zymeworks Shareholders completing Part 1 of the Form must complete this Step 2.

The undersigned hereby deposits the certificate(s) representing the Zymeworks Common Shares described above under Step 1 to be dealt with, upon completion of the Arrangement, in accordance with Part 1 of this Form.

SHAREHOLDER SIGNATURE(S)

This box must be signed by the registered holder of the Zymeworks Common Shares deposited hereunder exactly as the registered holder’s name appears on the certificate(s) representing such Zymeworks Common Shares. See Instruction 4. If this box is signed by a trustee, executor, administrator, guardian, attorney-in- fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the information described in Instruction 4.

Name of Signature Signature of Shareholder or Authorized Signatory (see Instruction 4) Name and Capacity of Authorized Representative or Attorney (if applicable) Telephone (business hours) Date

If the undersigned has not completed Step 3 and 4 below, then the undersigned, by signing above, requests that written evidence of the book entry issuance of the Delaware Common Stock be delivered by first class mail to the undersigned at the address of the undersigned as shown on the register of Zymeworks Shareholders maintained by the transfer agent for the Zymeworks Common Shares.

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

Step 3 – SPECIAL MAILING INSTRUCTIONS

A Zymeworks Shareholder must complete this step only if it wishes to have the written evidence of book entry issuance representing the Delaware Common Stock the undersigned is entitled to receive upon completion of the Arrangement delivered to an address other than the address of the undersigned as shown on the register of Zymeworks Shareholders maintained by the transfer agent for the Zymeworks Common Shares.

SPECIAL DELIVERY INSTRUCTIONS See Instruction 5	☐ Mail written evidence of book entry issuance to: Name: Address:

If special mailing instructions have been selected, please proceed to Step 4.

Step 4 – SIGNATURE GUARANTEE

GUARANTEE OF SIGNATURE(S) (If required under Instruction 5)	☐ Mail written evidence of book entry issuance to: Signature: Name of Firm: Address: Telephone: Dated: (Stamp)

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

INSTRUCTIONS

1.	Use of Letter of Transmittal and Election Form

Part 1 of this Form is for use by registered holders of Zymeworks Common Shares only who wish to receive only Delaware Common Stock under the Arrangement. A properly completed and duly executed Part 1 of this Form in the appropriate form must be received by the Depositary, along with certificates representing the applicable Zymeworks Common Shares, if any, and all other documents required by the Depositary, at the appropriate address specified on the last page of Part 1 of this Form, in order to facilitate prompt delivery of the Consideration Shares the applicable Zymeworks Shareholder is entitled to receive under the Arrangement.

If you are a non-registered Zymeworks Shareholder, meaning your Zymeworks Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee, you should contact that nominee for instructions and assistance in delivering your Zymeworks Common Shares as soon as possible.

The Plan of Arrangement provides that any certificate (or any direct registration system advice or similar document evidencing the electronic registration of book-entry ownership) which immediately prior to the Effective Time represented Zymeworks Common Shares that were transferred pursuant to the Plan of Arrangement and not duly surrendered, with all other required instruments, by the day that is three years less one day from the Effective Date shall cease to represent a claim or interest of any kind or nature against Zymeworks, Parent, ExchangeCo or any of their respective affiliates. On such date, all Consideration Shares to which such former Zymeworks Shareholder was ultimately entitled shall be deemed to have been surrendered for no consideration to Parent, by the Depositary and the Delaware Common Stock forming the Consideration Shares shall be deemed to be cancelled.

All deposits made under Part 1 of this Form are irrevocable except that all Forms will be automatically revoked if the Depositary is notified in writing by Zymeworks that the Arrangement has been terminated prior to its implementation.

2.	Delivery of Letter of Transmittal and Election Form and Certificates

The method used to deliver Part 1 of this Form and the certificate(s) representing the Zymeworks Common Shares deposited hereunder, if any, is at the option and risk of the person depositing such materials and all other required documentation and delivery will be deemed to be effective only when such documents are actually received by the Depositary. Zymeworks and Parent recommend that these documents be delivered to the Depositary at the address specified on the last page of Part 1 of this Form and a receipt obtained; otherwise, the use of registered mail, properly insured.

3.	Insufficient Space

If the space provided in Step 1 of Part 1 of this Form is insufficient to list all certificates for the deposited Zymeworks Common Shares, the required information with respect to each of the Zymeworks Common Shares deposited hereunder should be attached as a separate schedule to Part 1 of this Form, which separate schedule must be signed by the Zymeworks Shareholder.

4.	Signatures on Letter of Transmittal and Election Form, Powers and Endorsements

Part 1 of this Form must be completed and signed by the registered holder of the Zymeworks Common Shares deposited hereunder or by such holder’s duly authorized representative.

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

(a)

If Part 1 of this Form is signed by the registered holder(s) of the Zymeworks Common Shares deposited hereunder, the signature(s) must correspond with the name(s) of the registered holder(s) as written on the face of the certificate(s) without any change whatsoever.

(b)	If any of the Zymeworks Common Shares deposited hereunder are held of record by two or more joint owners, all the owners must sign Part 1 of this Form.

(c)

If any deposited Zymeworks Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit a separate Part 1 of this Form for each different registration.

(d)

If Part 1 of this Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, those persons should so indicate below the signature on the line marked “Name and Capacity of Authorized Representative or Attorney” when signing, and evidence satisfactory to the Depositary of such person’s authority to act should be submitted. The Depositary, at their discretion, may require additional evidence of appointment or authority or additional documentation.

(e)	If Part 1 of this Form is signed by a person other than the registered holder(s) of the Zymeworks Common Shares deposited hereunder:

(i)	the certificate(s) representing such Zymeworks Common Shares must be endorsed or accompanied by appropriate share transfer or share transfer powers; and

(ii)

the signature(s) on such share transfer or stock transfer power must correspond with the name(s) of the registered holder(s) as written on the face of such certificate(s) without any change whatsoever and must be guaranteed as noted in Instruction 6.

(f)	No alternative, conditional or contingent deposits will be accepted.

5.	Special Delivery Instructions

If the written evidence of book entry issuance representing the Delaware Common Stock the undersigned is entitled to receive upon completion of the Arrangement are to be sent to an address other than the address of the undersigned as shown on the register of Zymeworks Shareholders maintained by the transfer agent for the Zymeworks Common Shares, Steps 3 and 4 should be completed. If special delivery instructions are provided at Step 3, the undersigned’s signature should be guaranteed as noted in Instruction 6.

6.	Guarantee of Signatures

If (i) Part 1 of this Form is signed by a person other than the registered holder(s) of the Zymeworks Common Shares deposited hereunder, or (ii) the undersigned has provided special mailing instructions to the Depositary pursuant to Step 3, such signature must be guaranteed by an Eligible Institution or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Securities Transfer Association of Canada (STAC), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization of Canada (IIROC), members of the Financial Industry Regulatory Authority in the United States (FINRA) or banks or trust companies in the United States. The guarantor must affix a stamp bearing the actual words “Signature Guarantee”. Signature guarantees are not accepted from treasury branches, credit unions or caisses populaires unless they are members of one of the above-mentioned Medallion Programs.

7.	Lost Certificates

If you hold Zymeworks Inc. Common shares in certificated form, Part 1 of this Form must be accompanied by the original certificate(s) evidencing your Zymeworks Inc. Common shares and any required accompanying evidences of authority. If your certificate(s) representing Zymeworks Inc. Common shares have been lost, stolen or destroyed, please contact Computershare Trust Company, N.A., Zymeworks Inc. transfer agent at (800) 564-6253 or by calling (514) 982-7555 between the hours of 8:30 a.m. and 8:00 p.m. Eastern Time prior to submitting Part 1 of this Form to make arrangements concerning such certificate(s) (which may include the posting of a bond or other satisfactory indemnification and an affidavit of loss). If you hold your Zymeworks Inc. Common shares in electronic book-entry form, you do not need to include any share certificates with your completed Part 1 of this Form.

8.	Requests for Additional Copies

Questions and requests for assistance may be directed to the Depositary as indicated on the past page of Part 1 of this Form. Additional copies of this Form may be obtained under Zymeworks’ profile on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov or, without charge and by email, on request from the Depositary at the telephone number or email specified on the last page of this Part 1 of the Form. Zymeworks Shareholders may also contact their broker, investment dealer, bank, trust company or other nominee for assistance.

9.	Defects or Irregularities in the Declaration and/or Deposit

All questions as to the validity, form, eligibility (including timely receipt) and acceptance of Zymeworks Common Shares deposited pursuant to the Arrangement will be determined by Zymeworks in its sole discretion. Zymeworks Shareholders agree that such determination shall be final and binding. Zymeworks reserves the right, if it so determines, to waive any defect or irregularity contained in any Letter of Transmittal and Election Form received by the Depositary. There shall be no duty or obligation of Zymeworks, Parent or ExchangeCo to give notice of any defects or irregularities of any deposit and no liability shall be incurred by any of them for failure to give any such notice.

10.	Questions

If a Zymeworks Shareholder has any questions about the information contained in this Form or requires assistance in completing this Form, please contact the Depositary as indicated on the past page of Part 1 of this Form.

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

11.	Backup Withholding

Certain payments are subject to backup withholding under U.S. federal income tax law. Accordingly, Zymeworks Shareholders that are U.S. persons for U.S. income tax purposes should complete and sign an IRS Form W-9, attached herein, providing the current U.S. taxpayer identification number (“TIN”) of such shareholder and certifying under penalties of perjury that such TIN is correct, that such shareholder is not subject to backup withholding and that such shareholder is a U.S. person for U.S. income tax purposes or otherwise providing an adequate basis for exemption. Zymeworks Shareholders that are not U.S. persons are generally not subject to backup withholding and should provide a properly completed and executed applicable IRS Form W-8, available at www.irs.gov. Backup withholding is not an additional tax. Zymeworks shareholders should consult their tax advisor regarding compliance with the backup withholding rules.

12.	Governing Law

The Form will be construed in accordance with and be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

[Insert W-9 ]

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

The Depositary is:

COMPUTERSHARE TRUST COMPANY, N.A.

Part 1 of the Form should be returned to one of the addresses below. Please note, it is recommended that you send your Part 1 of the Form and, if applicable, physical certificate(s) by trackable mail:

For mail:

Computershare

C/O Mandatory Corporate Actions, COY: ZYME

PO Box 505004

Louisville, KY 40233-5004

For courier/registered mail:

Computershare

C/O Mandatory Corporate Actions, COY: ZYME

462 South Fourth Street, Suite 1600

Louisville, KY 40202

For questions related to this Form, please contact the Depositary, Computershare.

For Assistance Please Call:

Within USA, US territories & Canada:

1-800-546-5141

Outside USA, US territories & Canada:

1-781-575-2765

Part 1 – Zymeworks Inc. Letter of Transmittal and Election Form

MANDATORY CORPORATE ACTION, COY: ZYME

PART 2	COMPLETE PART 2 OF THIS FORM IF YOU WISH TO RECEIVE EXCHANGEABLE SHARES OR A COMBINATION OF EXCHANGEABLE SHARES AND DELAWARE COMMON STOCK

TO:	ZYMEWORKS INC. (“Zymeworks”)
AND TO:	ZYMEWORKS DELAWARE INC. (“Parent”)
AND TO:	ZYMEWORKS EXCHANGECO LTD. (“ExchangeCo”)
AND TO:	COMPUTERSHARE TRUST COMPANY N.A. (“Depositary”)

This Form is for use by registered Zymeworks Shareholders only. If you are a non-registered Eligible Holder, meaning your Zymeworks Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee, you should contact that nominee for instructions and assistance in delivering your Zymeworks Common Shares. And in making an election. You should not complete this Form unless specifically instructed to do so by your nominee.

Eligible Holders should consult their professional advisors prior to making an election as to the Exchangeable Shares, or mix of Exchangeable Shares and Delaware Common Stock, they wish to receive under the Arrangement.

Zymeworks Shareholders who are Eligible Holders may elect to receive all Exchangeable Shares or a combination of both Exchangeable Shares and Delaware Common Stock (subject to the Exchangeable Share Cap), under the Arrangement. An Eligible Holder who wishes to elect to receive any Exchangeable Shares to which they are entitled under the Arrangement must indicate, in Box B of Step 3, the number of Exchangeable Shares that they wish to receive. If the Exchangeable Share Cap is reached, then the Exchangeable Shares shall be allocated proportionally among the applicable Eligible Holders based on the number of Exchangeable Shares requested and rounded down to the nearest whole share in respect of each Eligible Holder, in which case, the Eligible Holder will also be issued Delaware Common Stock under a Mixed Election.

If you are an Eligible Holder, and you wish to receive Exchangeable Shares under the Arrangement (subject to the Exchangeable Share Cap), Part 2 of this Form must be received by the Depositary prior to 5:00 p.m. (Vancouver time) on the date before the Special Meeting (the “Election Deadline”).

If a properly completed and executed Part 2 of this Form in respect of any of your Zymeworks Common Shares, together with the certificate(s), if any, representing such Zymeworks Common Shares and all other required documentation, is not deposited with the Depositary prior to the Election Deadline, or if the Depositary determines that your election was not properly made with respect to your Zymeworks Common Shares, then you will be deemed to have made an election (a “Deemed Election”) to receive one share of Delaware Common Stock for each of your Zymeworks Common Shares.

If you are an Eligible Holder that validly elects to receive any Exchangeable Shares to which you are entitled under the Arrangement, you may file a tax election pursuant to subsection 85(1) or subsection 85(2), as applicable, of the Income Tax Act (Canada) (and the corresponding provisions of any applicable provincial tax legislation) (as applicable, a “Joint Tax Election”) with ExchangeCo in respect of your Zymeworks Common Shares deposited under Part 2 of this Form.

Eligible Holders electing to make a Joint Tax Election who wish to receive a tax election package by email should contact the Information Agent (see Instruction 10). The tax election package will provide instructions on how to make a Joint Tax Election with ExchangeCo for Canadian income tax purposes in respect of the transfer of their Zymeworks Common Shares to ExchangeCo pursuant to the Arrangement.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

Only Eligible Holders may elect to receive Exchangeable Shares and make a Joint Tax Election with ExchangeCo.

This Part 2 consists of Steps 1-5. All registered Zymeworks Shareholders are required to complete Steps 1 and 2 and Eligible Holders who wish to make an election to receive Exchangeable Shares must also complete Step 3. Steps 4 and 5 need only be completed as provided in Instructions 5 and 6 to this Part 2. In addition, all registered Zymeworks Shareholders must complete Box A in Step 1 and should complete and submit either a Form W-9 or the appropriate Form W-8. See Instruction 11.

The undersigned Zymeworks Shareholder covenants, represents and warrants that: (i) such Zymeworks Shareholder is the registered owner of the Zymeworks Common Shares being deposited hereunder and has good title to such shares; (ii) the Zymeworks Common Shares being deposited hereunder are free and clear of all hypothecs, liens, charges, encumbrances, mortgages, security interests and adverse claims; (iii) such Zymeworks Shareholder has full power and authority to execute and deliver this Part 2 of the Form and to deposit, sell, assign, transfer and deliver the Zymeworks Common Shares being deposited hereunder and, when the Consideration Shares to which such Zymeworks Shareholder is entitled under the Arrangement are received, ExchangeCo will acquire good title to such Zymeworks Common Shares free and clear of any hypothecs, liens, charges, encumbrances, mortgages and security interests and none of Zymeworks, Parent or ExchangeCo or any successors thereto will be subject to any adverse claim in respect of such Zymeworks Common Shares; (iv) all information inserted into Part 2 of this Form by such Zymeworks Shareholder is accurate; (v) the Zymeworks Common Shares being deposited hereunder have not been sold, assigned or transferred nor has any agreement been entered into to sell, assign or transfer any such Zymeworks Common Shares to any person other than ExchangeCo; (vi) such Zymeworks Shareholder will execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the exchange of certificate(s) representing Zymeworks Common Shares for the Consideration Shares such Zymeworks Shareholder is entitled to receive; (vii) all authority conferred or agreed to be conferred by such Zymeworks Shareholder herein may be exercised during any subsequent legal incapacity of such Zymeworks Shareholder and shall survive the death, incapacity, bankruptcy or insolvency of such Zymeworks Shareholder and all obligations of such Zymeworks Shareholder herein shall be binding upon any heirs, personal representatives, successors and assigns of such Zymeworks Shareholder; (viii) such Zymeworks Shareholder will not transfer or permit to be transferred any of the deposited Zymeworks Common Shares; and (ix) none of Parent, ExchangeCo and Zymeworks nor any of their directors, officers, advisors or representatives are responsible for the proper completion of Part 2 of this Form. The covenants, representations and warranties of the undersigned Zymeworks Shareholder herein contained shall survive the completion of the Arrangement.

The undersigned acknowledges and agrees that Part 2 of this Form is not, and shall not be construed as, a proxy granted for use at the Special Meeting and that Part 2 of this Form shall not serve to revoke any proxy for use at the Special Meeting previously conferred or agreed to be conferred by the undersigned (whether as agent, attorney-in-fact, attorney, proxy or otherwise) at any time with respect to the Zymeworks Common Shares deposited hereunder. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, except a proxy granted for use at the Special Meeting, has been or will be granted with respect to the Zymeworks Common Shares deposited hereunder. Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal and Election Form will survive the death or incapacity of the undersigned and any obligations of the undersigned hereunder are binding upon the heirs, legal representatives, successors and assigns of the undersigned.

Unless otherwise indicated below in Steps 4 and 5, the undersigned instructs the Depositary to mail written evidence of the book entry issuance of the Delaware Common Stock and/or Exchangeable Shares, as applicable, the undersigned is entitled to receive in exchange for the Zymeworks Common Shares deposited hereunder to the undersigned at the address of the undersigned as shown on the register of Zymeworks Shareholders maintained by the transfer agent for the Zymeworks Common Shares.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

If the Depositary does not receive this Letter of Transmittal and Election Form properly completed and duly executed, together with the certificate(s) representing the Zymeworks Common Shares deposited hereunder, if any, and all other required documentation, or the undersigned otherwise fails to comply with the requirements of the Plan of Arrangement before the Election Deadline, the undersigned will be deemed to have made a Deemed Election. As such, you will receive one share of Delaware Common Stock for each of your Zymeworks Common Shares.

All elections and deposits made under Part 2 of this Form are irrevocable and may not be withdrawn by a Zymeworks Shareholder except that all Forms will be automatically revoked if the Depositary is notified in writing by Zymeworks that the Arrangement has been terminated prior to its implementation. If the Arrangement is not completed for any reason, the certificate(s) representing the Zymeworks Common Shares deposited hereunder and all other ancillary documents will be returned to the undersigned by mail at the address of the undersigned as shown on the register of Zymeworks Shareholders maintained by the transfer agent for the Zymeworks Common Shares unless the undersigned completes Steps 4 and 5, in which case such Zymeworks Common Shares and other documents will be mailed to the undersigned at the address specified in Step 5. The undersigned recognizes that none of Zymeworks, Parent, ExchangeCo or the Depositary has any obligation or authority pursuant to the instructions given below to transfer any Zymeworks Common Shares from the name of the registered Zymeworks Shareholder thereof if the Arrangement is not completed.

As of the completion of the Arrangement following the Effective Time, the undersigned will cease to be a holder of Zymeworks Common Shares and to have any rights as a holder of Zymeworks Common Shares other than the right to receive the Consideration Shares in accordance with the Plan of Arrangement upon delivery of Part 2 of this Form together with the certificate(s), if any, representing such Zymeworks Common Shares and all other required documentation to the Depositary. The undersigned acknowledges and agrees that under no circumstance will interest accrue or be paid on the Consideration Shares which the undersigned is entitled to receive under the Arrangement.

The undersigned acknowledges and understands that the Plan of Arrangement provides that any certificate which immediately prior to the Effective Time represented Zymeworks Common Shares that were transferred pursuant to the Plan of Arrangement and not duly surrendered (or, if such Zymeworks Common Shares are held in book-entry or other uncertificated form, were not surrendered through a book-entry surrender of such Zymeworks Common Shares on a book-entry account statement by the transfer agent), with all other required documents, by the day that is three years less one day from the Effective Date shall cease to represent a claim or interest of any kind or nature against Zymeworks, Parent, ExchangeCo or any of their respective affiliates. On such date, all Consideration Shares to which such former Zymeworks Shareholder was ultimately entitled shall be deemed to have been surrendered for no consideration to Parent or ExchangeCo, as applicable, by the Depositary and the Delaware Common Stock and/or Exchangeable Shares forming part of such Consideration Shares shall be deemed to be cancelled. Therefore, all registered Zymeworks Shareholders who wish to elect to receive Exchangeable Shares in the Arrangement, should properly complete and execute Part 2 of this Form and return it, together with the certificate(s), if any, representing their Zymeworks Common Shares and all other required documentation, to the Depositary before the Election Deadline.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

In addition, a registered Zymeworks Shareholder who wishes to receive Exchangeable Shares or a mix of Exchangeable Shares and Delaware Common Stock under the Arrangement who does not properly complete and execute Part 2 of this Form and deposit it, together with the certificate(s) representing their Zymeworks Common Shares, if any, and all other required documentation, with the Depositary will not be recorded on the register of holders of Delaware Common Stock or Exchangeable Shares, as applicable, nor will they be entitled to vote with respect to any Delaware Common Stock or the Special Voting Share, as applicable, or receive any dividend or other distribution declared or made after the Effective Time with respect to Delaware Common Stock or Exchangeable Shares, as applicable, with a record date after the Effective Time, unless and until they do so. Subject to applicable Law and to the withholding provisions of the Plan of Arrangement, at the time of such compliance there shall, in addition to the delivery of Consideration Shares to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of the dividend or other distribution with a record date after the Effective Time so paid with respect to such Delaware Common Stock or Exchangeable Shares, if any.

Parent, ExchangeCo, Callco, Zymeworks, the Depositary and any other Person that has any withholding obligation with respect to any amount paid or deemed to be paid under the Plan of Arrangement shall be entitled to deduct and withhold, or direct Parent, ExchangeCo, Callco, Zymeworks or the Depositary to deduct and withhold on their behalf, from any amount or consideration paid, deemed paid or otherwise deliverable to any Person under the Plan of Arrangement, such amounts as Parent, ExchangeCo, Callco, Zymeworks, the Depositary and any such other Person, acting reasonably, are required or reasonably believed to be required to be deducted or withheld with respect to such payment or deemed payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986, as amended, or any provision of any other tax law in accordance with the withholding provisions of the Plan of Arrangement.

The undersigned, by using Part 2 of this Form, is deemed to have required that any contract evidencing the Arrangement, as well as all documents related thereto, be exclusively in the English language. Le soussigné, en utilisant cette lettre d’envoi et formulaire de choix, est considéré avoir exigé que tout contrat démontrant l’Arrangement, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

PLEASE CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND THE INSTRUCTIONS SET OUT BELOW BEFORE COMPLETING PART 2 OF THIS FORM.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

Step 1 – DESCRIPTION OF ZYMEWORKS COMMON SHARES DEPOSITED

All registered Zymeworks Shareholders completing Part 2 of this Form must complete this Step 1.

Provide the following information with respect to the Zymeworks Common Shares deposited hereunder:

DESCRIPTION OF SHARES
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on certificate(s))			Shares Tendered (Attach additional list if necessary)
ACCOUNT NUMBER MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 TOT SHARES <<tot_shrs>>	Certificate Number(s)*	Number of Shares Represented by Certificate (s)*	Total Number of Shares Represented by Book Entry (electronic form)	Number of Shares **

Total Shares

Notes:

(1)	If the space above is insufficient to list all certificates, please attach a separate schedule to Part 2 of this Form as outlined in Instruction 3.
(2)

The total of the number of Zymeworks Common Shares listed in the table above must equal the total number of Zymeworks Common Shares represented by book-entry or certificate(s) enclosed with Part 2 of this Form.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

BOX A

TO BE COMPLETED BY ALL ZYMEWORKS SHAREHOLDERS COMPLETING PART 2 OF THIS FORM BY SELECTING ONE BOX BELOW

(See Instruction 11)

Indicate whether or not you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.

☐	The person signing this Letter of Transmittal and Election Form represents that he/she/it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

☐	The person signing this Form is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A “U.S. Shareholder” is any holder of Zymeworks Common Shares that is a U.S. Person for Tax Purposes as described in Instruction 11.

If you are a U.S. Shareholder, you must complete the Form W-9 included herein, as provided in Instruction 11.

If you are not a U.S. Shareholder, you must complete the appropriate Form W-8, which can be obtained at www.irs.gov. See Instruction 11.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

Step 2 — AUTHORIZATION

All registered Zymeworks Shareholders completing Part 2 of this Firm must complete this Step 2.

The undersigned hereby deposits the certificate(s) representing the Zymeworks Common Shares described above under Step 1 to be dealt with, upon completion of the Arrangement, in accordance with Part 2 of this Form.

SHAREHOLDER SIGNATURE(S)

This box must be signed by the registered holder of the Zymeworks Common Shares deposited hereunder exactly as the registered holder’s name appears on the certificate(s) representing such Zymeworks Common Shares. See Instruction 4. If this box is signed by a trustee, executor, administrator, guardian, attorney-in- fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the information described in Instruction 4.

Name of Signature

Signature of Shareholder or Authorized Signatory (see Instruction 4)

Name and Capacity of Authorized Representative or Attorney (if applicable)

Telephone (business hours)

Date

If the undersigned has not completed Step 4 and 5 below, then the undersigned, by signing above, requests that written evidence of the book entry issuance of the Delaware Common Stock and/or Exchangeable Shares, as applicable, be delivered by first class mail to the undersigned at the address of the undersigned as shown on the register of Zymeworks Shareholders maintained by the transfer agent for the Zymeworks Common Shares.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

Step 3 — ELIGIBLE HOLDERS

Only Eligible Holders may elect to receive Exchangeable Shares. Eligible Holders who wish to receive Exchangeable Shares must complete this Step 3.

If you are an Eligible Holder (other than Zymeworks Shareholders who have properly exercised Dissent Rights) and you do not complete this Step 3 prior to the Election Deadline, you will be deemed to have made a Deemed Election to receive Delaware Common Stock under the Arrangement.

The Consideration Shares the undersigned is entitled to receive will depend on whether or not the undersigned is an Eligible Holder. Zymeworks Shareholders who are Eligible Holders, and who have properly completed, duly executed and delivered Part 2 of this Form together with the certificate(s) representing such Zymeworks Common Shares, if any, and all other required documentation to the Depositary, and who have validly elected to receive Exchangeable Shares, in each case, prior to the Election Deadline, will be entitled to receive, upon completion of the Arrangement, Consideration Shares for the Zymeworks Common Shares consisting of Exchangeable Shares, or a combination of Exchangeable Shares and Delaware Common Stock, subject to the Exchangeable Share Cap.

“Eligible Holder” means a Zymeworks Shareholder that is: (i) a resident of Canada for purposes of the Income Tax Act (Canada) and not exempt from tax under Part I of the Income Tax Act (Canada), or (ii) a partnership, each member of which is a resident of Canada for purposes of the Income Tax Act (Canada) and not exempt from tax under Part I of the Income Tax Act (Canada).

If the undersigned is an Eligible Holder and wishes to receive Exchangeable Shares as some or all of the consideration for their Zymeworks Common Shares deposited hereunder, then the undersigned must complete the information in Box B below:

Eligible Holders should consult their professional advisors prior to making an election as to the Exchangeable Shares, or mix of Exchangeable Shares and Delaware Common Stock, they wish to receive under the Arrangement.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

BOX B

The undersigned is an Eligible Holder that wishes to receive:

☐	one Exchangeable Share in exchange for each of the Zymeworks Common Shares deposited hereunder (subject to the Exchangeable Share Cap);

– OR –

☐

______ [Insert Number] Exchangeable Shares and _________ [Insert Number] Delaware Common Stock in exchange for _______________ [Insert Number] Zymeworks Common Shares deposited hereunder (subject to the Exchangeable Share Cap). [NOTE: The number of Exchangeable Shares and the number of Delaware Common Stock should add up to the total number of Zymeworks Common Shares deposited under Step 1.]

☐

The undersigned wishes to make a tax election pursuant to subsection 85(1) or subsection 85(2), as applicable, of the Income Tax Act (Canada) (and the corresponding provisions of any applicable provincial tax legislation) (as applicable, a “Joint Tax Election”) with ExchangeCo in respect of the above-listed Zymeworks Common Shares deposited hereunder.

An Eligible Holder who wishes to receive a tax election package should contact the Information Agent (see Instruction 10). The tax election package will provide instructions on how to make a Joint Tax Election with ExchangeCo for Canadian income tax purposes in respect of the transfer of Zymeworks Common Shares to ExchangeCo pursuant to the Arrangement.

Only Eligible Holders may elect to receive Exchangeable Shares and make a Joint Tax Election with ExchangeCo.

By completing the information in the above box, the undersigned:

(c)	represents and warrants that the undersigned is, and will be at the Effective Time, an Eligible Holder;

(d)

acknowledges that a full or partial Canadian tax deferral is only available to the extent that the undersigned receives Exchangeable Shares as part of the Consideration Shares and validly makes a Joint Tax Election with ExchangeCo as described under the heading “Material Canadian Federal Income Tax Considerations” in the Proxy Statement/Prospectus;

(e)

acknowledges and understands that a Zymeworks Shareholder who wishes to make a Joint Tax Election must send two signed copies of the necessary prescribed election forms at the address specified in the tax election package within 60 days following the Effective Date, duly completed with: (i) the required information concerning such holder, (ii) the details of the number of Zymeworks Common Shares deposited, and the number of Exchangeable Shares (subject to the Exchangeable Share Cap) to be received as consideration; and (iii) the applicable elected amounts for the purposes of such elections;

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

(f)

acknowledges and understands that none of Parent, ExchangeCo, Zymeworks, the Information Agent or the Depositary will be responsible for the proper or accurate completion of any Joint Tax Election form or for checking or verifying the content of any Joint Tax Election form and, except for ExchangeCo’s obligation to return duly signed Joint Tax Election forms (which are received within 60 days after the Effective Date) within 60 days after the receipt thereof; and

(g)

none of Parent, ExchangeCo, Zymeworks, the Information Agent or the Depositary will be responsible for any taxes, interest or penalties resulting from the failure by an Eligible Holder to properly and accurately complete or file the necessary Joint Tax Election forms in the form, manner and within the time prescribed by the Income Tax Act (Canada) (or any applicable provincial legislation).

The undersigned further acknowledges and understands that:

(h)

the Canadian tax consequences of receiving or holding Exchangeable Shares may differ significantly from the Canadian tax consequences of receiving or holding Delaware Common Stock, depending upon the particular circumstances of an Eligible Holder. Careful consideration should be given by Eligible Holders to the tax consequences in determining whether or not an election should be made to receive Exchangeable Shares under the Arrangement. Eligible Holders should consult their financial and tax advisors prior to making an election as to the Consideration Shares they wish to receive pursuant to the Arrangement; and

(i)

where an Eligible Holder and ExchangeCo make a Joint Tax Election, such holder may nonetheless realize a capital gain on the disposition of such holder’s Zymeworks Common Shares in certain circumstances. Eligible Holders wishing to make a Joint Tax Election should consult their own tax advisors.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

Step 4 – SPECIAL MAILING INSTRUCTIONS

A Zymeworks Shareholder must complete this step only if it wishes to have the written evidence of book entry issuance representing the Consideration Shares the undersigned is entitled to receive upon completion of the Arrangement delivered to an address other than the address of the undersigned as shown on the register of Zymeworks Shareholders maintained by the transfer agent for the Zymeworks Common Shares.

SPECIAL DELIVERY INSTRUCTIONS See Instruction 5	☐ Mail written evidence of book entry issuance to:
Name:
Address:

If special mailing instructions have been selected, please proceed to Step 5.

Step 5 – SIGNATURE GUARANTEE

GUARANTEE OF SIGNATURE(S) (If required under Instruction 5)	☐ Mail written evidence of book entry issuance to:
Signature:

Name of Firm:

Address:

Telephone:

Dated:
(Stamp)

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

INSTRUCTIONS

1.	Use of Letter of Transmittal and Election Form

Part 2 of this Form is for use by registered holders of Zymeworks Common Shares only who wish to receive Exchangeable Shares, or a combination of Exchangeable Shares and Delaware Common Stock under the Arrangement. A properly completed and duly executed Part 2 of this Form in the appropriate form must be received by the Depositary, along with certificates representing the applicable Zymeworks Common Shares, if any, and all other documents required by the Depositary, at the appropriate address specified on the last page of Part 2 of this Form prior to the Election Deadline. The Election Deadline is 5:00 p.m. (Vancouver time) on the date before the Special Meeting. If the Depositary does not receive Part 2 of this Form properly completed and duly executed, together with your Zymeworks Common Share certificate(s), if any, and all other required documentation prior to the Election Deadline, then you will be deemed to have made a Deemed Election to receive Delaware Common Stock. See “The Redomicile Transactions and the Plan of Arrangement – Letter of Transmittal and Election Form” in the Proxy Statement/Prospectus.

If you are a non-registered Zymeworks Shareholder, meaning your Zymeworks Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee, you should contact that nominee for instructions and assistance in delivering your Zymeworks Common Shares as soon as possible.

The Plan of Arrangement provides that any certificate (or any direct registration system advice or similar document evidencing the electronic registration of book-entry ownership) which immediately prior to the Effective Time represented Zymeworks Common Shares that were transferred pursuant to the Plan of Arrangement and not duly surrendered, with all other required instruments, by the day that is three years less one day from the Effective Date shall cease to represent a claim or interest of any kind or nature against Zymeworks, Parent, ExchangeCo or any of their respective affiliates. On such date, all Consideration Shares to which such former Zymeworks Shareholder was ultimately entitled shall be deemed to have been surrendered for no consideration to Parent or ExchangeCo, as applicable, by the Depositary and the Delaware Common Stock and/or Exchangeable Shares forming part of the Consideration Shares shall be deemed to be cancelled.

All elections and deposits made under Part 2 of this Form are irrevocable except that all Forms will be automatically revoked if the Depositary is notified in writing by Zymeworks that the Arrangement has been terminated prior to its implementation.

2.	Delivery of Letter of Transmittal and Election Form and Certificates

The method used to deliver Part 2 of this Form and the certificate(s) representing the Zymeworks Common Shares deposited hereunder, if any, is at the option and risk of the person depositing such materials and all other required documentation and delivery will be deemed to be effective only when such documents are actually received by the Depositary. Zymeworks, Parent and ExchangeCo recommend that these documents be delivered to the Depositary at the address specified on the last page of this Part 2 of this Form and a receipt obtained; otherwise, the use of registered mail, properly insured.

3.	Insufficient Space

If the space provided in Step 1 of Part 2 of this Form is insufficient to list all certificates for the deposited Zymeworks Common Shares, the required information with respect to each of the Zymeworks Common Shares deposited hereunder should be attached as a separate schedule to Part 2 of this Form, which separate schedule must be signed by the Zymeworks Shareholder.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

4.	Signatures on Letter of Transmittal and Election Form, Powers and Endorsements

Part 2 of this Form must be completed and signed by the registered holder of the Zymeworks Common Shares deposited hereunder or by such holder’s duly authorized representative.

(a)

If Part 2 of this Form is signed by the registered holder(s) of the Zymeworks Common Shares deposited hereunder, the signature(s) must correspond with the name(s) of the registered holder(s) as written on the face of the certificate(s) without any change whatsoever.

(b)	If any of the Zymeworks Common Shares deposited hereunder are held of record by two or more joint owners, all the owners must sign Part 2 of this Form.

(c)

If any deposited Zymeworks Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit a separate Part 2 of this Form for each different registration.

(d)

If Part 2 of this Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, those persons should so indicate below the signature on the line marked “Name and Capacity of Authorized Representative or Attorney” when signing, and evidence satisfactory to the Depositary of such person’s authority to act should be submitted. The Depositary, at their discretion, may require additional evidence of appointment or authority or additional documentation.

(e)	If Part 2 of this Form is signed by a person other than the registered holder(s) of the Zymeworks Common Shares deposited hereunder:

(i)	the certificate(s) representing such Zymeworks Common Shares must be endorsed or accompanied by appropriate share transfer or share transfer powers; and

(ii)

the signature(s) on such share transfer or stock transfer power must correspond with the name(s) of the registered holder(s) as written on the face of such certificate(s) without any change whatsoever and must be guaranteed as noted in Instruction 6.

(f)	No alternative, conditional or contingent deposits will be accepted.

5.	Special Delivery Instructions

If the written evidence of book entry issuance representing the Consideration Shares the undersigned is entitled to receive upon completion of the Arrangement are to be sent to an address other than the address of the undersigned as shown on the register of Zymeworks Shareholders maintained by the transfer agent for the Zymeworks Common Shares, Steps 4 and 5 should be completed. If special delivery instructions are provided at Step 4, the undersigned’s signature should be guaranteed as noted in Instruction 6.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

6.	Guarantee of Signatures

If (i) Part 2 of this Form is signed by a person other than the registered holder(s) of the Zymeworks Common Shares deposited hereunder, or (ii) the undersigned has provided special mailing instructions to the Depositary pursuant to Step 4, such signature must be guaranteed by an Eligible Institution or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Securities Transfer Association of Canada (STAC), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and/or the United States, members of the Investment Industry Regulatory Organization of Canada (IIROC), members of the Financial Industry Regulatory Authority in the United States (FINRA) or banks or trust companies in the United States. The guarantor must affix a stamp bearing the actual words “Signature Guarantee”. Signature guarantees are not accepted from treasury branches, credit unions or caisses populaires unless they are members of one of the above-mentioned Medallion Programs.

7.	Lost Certificates

If you hold Zymeworks Inc. Common shares in certificated form, Part 2 of this Form must be accompanied by the original certificate(s) evidencing your Zymeworks Inc. Common shares and any required accompanying evidences of authority. If your certificate(s) representing Zymeworks Inc. Common shares have been lost, stolen or destroyed, please contact Computershare Trust Company, N.A., Zymeworks Inc. transfer agent at (800) 564-6253 or by calling (514) 982-7555 between the hours of 8:30 a.m. and 8:00 p.m. Eastern Time prior to submitting Part 2 of this Form to make arrangements concerning such certificate(s) (which may include the posting of a bond or other satisfactory indemnification and an affidavit of loss). If you hold your Zymeworks Inc. Common shares in electronic book-entry form, you do not need to include any share certificates with your completed Part 2 of this Form.

8.	Requests for Assistance and Additional Copies

Questions and requests for assistance may be directed to the Information Agent or the Depositary (as applicable) as indicated on the last page of Part 2 of the Form. Additional copies of this Form may be obtained under Zymeworks’ profile on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov or, without charge and by email, on request from the Depositary or the Information Agent as indicated on the last page of this Part 2 of the Form. Zymeworks Shareholders may also contact their broker, investment dealer, bank, trust company or other nominee for assistance.

The Information Agent and the Depositary will not provide advice on the election for Exchangeable Shares or a mix of Exchangeable Shares and Delaware Common Stock. Eligible Holders should consult their professional advisors prior to making an election as to the Exchangeable Shares, or mix of Exchangeable Shares and Delaware Common Stock, they wish to receive under the Arrangement.

9.	Defects or Irregularities in the Declaration and/or Deposit

All questions as to the validity, form, eligibility (including timely receipt) and acceptance of Zymeworks Common Shares deposited pursuant to the Arrangement will be determined by Zymeworks in its sole discretion. Zymeworks Shareholders agree that such determination shall be final and binding. Zymeworks reserves the right, if it so determines, to waive any defect or irregularity contained in any Part 2 of this Form received by the Depositary. There shall be no duty or obligation of Zymeworks, Parent or ExchangeCo to give notice of any defects or irregularities of any deposit and no liability shall be incurred by any of them for failure to give any such notice.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

10.	Questions

If a Zymeworks Shareholder has any questions about the information contained in this Form or requires assistance in completing this Form, or if an Eligible Holder wishes to receive a tax election package by email, please contact the Information Agent or the Depositary, as applicable, as indicated on the last page of Part 2 of this Form.

The Information Agent and the Depositary will not provide advice on the election for Exchangeable Shares or a mix of Exchangeable Shares and Delaware Common Stock. Eligible Holders should consult their professional advisors prior to making an election as to the Exchangeable Shares, or mix of Exchangeable Shares and Delaware Common Stock, they wish to receive under the Arrangement.

11.	Backup Withholding

Certain payments are subject to backup withholding under U.S. federal income tax law. Accordingly, Zymeworks Shareholders that are U.S. persons for U.S. income tax purposes should complete and sign an IRS Form W-9, attached herein, providing the current U.S. taxpayer identification number (“TIN”) of such shareholder and certifying under penalties of perjury that such TIN is correct, that such shareholder is not subject to backup withholding and that such shareholder is a U.S. person for U.S. income tax purposes or otherwise providing an adequate basis for exemption. Zymeworks Shareholders that are not U.S. persons are generally not subject to backup withholding and should provide a properly completed and executed applicable IRS Form W-8, available at www.irs.gov. Backup withholding is not an additional tax. Zymeworks shareholders should consult their tax advisor regarding compliance with the backup withholding rules.

12.	Governing Law

The Form will be construed in accordance with and be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

[Insert W-9 ]

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

The Depositary is:

COMPUTERSHARE TRUST COMPANY, N.A.

Where to Return Part 2 of this Form

Part 2 of this Form should be returned to one of the addresses below. Please note, it is recommended that you send your Part 2 of this Form and, if applicable, physical certificate(s) by trackable mail:

For mail:

Computershare

C/O Voluntary Corporate Actions, COY: ZYME

P.O. Box 43011

Providence, RI 02940-3011

For courier/registered mail:

Computershare

C/O Voluntary Corporate Actions, COY: ZYME

150 Royall Street, Suite V

Canton, MA 02021

Questions on Step 3 and Tax Election Packages

For questions related to Step 3 of Part 2 of this Form, and requests for tax election packages, please contact the Information Agent, Kingsdale Advisor:

Kingsdale Advisors

Call Toll-Free (within North America): 1-855-476-7981

Call Collect (outside North America): 1-416-867-2272

Email at contactus@kingsdaleadvisors.com

The Information Agent will not provide advice on the election for Exchangeable Shares or a mix of Exchangeable Shares and Delaware Common Stock. Eligible Holders should consult their professional advisors prior to making an election as to the Exchangeable Shares, or mix of Exchangeable Shares and Delaware Common Stock, they wish to receive under the Arrangement.

All Other Questions

For all other questions on this Form, please contact the Depositary, Computershare.

For Assistance Please Call:

Within USA, US territories & Canada: 1-800-546-5141

Outside USA, US territories & Canada: 1-781-575-2765

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME

Please note, all questions related to the Step 3 or requests for tax election packages should be directed to Kingsdale Advisors shown above.

Part 2 – Zymeworks Inc. Letter of Transmittal and Election Form

VOLUNTARY CORPORATE ACTION, COY: ZYME